UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 30, 2019
CONSTRUCTION PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38479	26-0758017
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

290 Healthwest Drive, Suite 2 Dothan, Alabama 36303 (Address of principal executive offices, including zip code)

(334) 673-9763 (Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	ROAD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☒

Item 1.01. Entry into a Material Definitive Agreement.
On August 30, 2019, Construction Partners, Inc. (the “Company”), as a guarantor, and each of its wholly owned subsidiaries, as borrowers, entered into a Loan Modification Agreement and Amendment to Loan Documents (the “Amendment”), with BBVA USA (formerly known as Compass Bank), as agent, lender, and issuing bank, that further amends the Credit Agreement, dated June 30, 2017, which has previously been amended by (i) the Amendment to Credit Agreement dated June 30, 2017, (ii) the Loan Modification Agreement and Amendment to Loan Documents, dated November 14, 2017, (iii) the Loan Modification Agreement and Amendment to Loan Documents, dated December 31, 2017, and (iv) the Loan Modification Agreement and Amendment to Loan Documents, dated May 15, 2018 (as amended, the “Compass Credit Agreement”). Among other things, the Amendment:
•reduces the baseline interest rate payable on the $72.0 million term loan (the “Term Loan”) and the $30.0 million revolving credit facility (the “Revolving Credit Facility”) from LIBOR + 2.00% to LIBOR + 1.20%;
•establishes a four-tier escalating interest rate that increases to a maximum rate of LIBOR + 1.70% if the Company’s consolidated leverage ratio exceeds 2.00%;
•reduces both the fee to be paid for letters of credit issued on behalf of the Company and the fee for unused balances in the Revolving Credit Facility;
•reduces the quarterly repayment of principal under the Term Loan from 5.00% of the original borrowed amount to 2.50% percent of the original borrowed amount; and
•amends certain financial covenants by, for example, increasing the maximum consolidated leverage ratio from 2.0-to-1.0 to 2.75-to-1.0 and redefining the fixed coverage charge ratio to eliminate lease payments from the calculation and more closely align with the Adjusted EBITDA measure that the Company uses in its filings with the Securities and Exchange Commission (the “SEC”).
No additional borrowings were made under either the Term Loan or the Revolving Credit Facility pursuant to the Amendment. The foregoing description of the Compass Credit Agreement and the Amendment is qualified in its entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 10.5 and 10.6, and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above in Item 1.01 of this Current Report on Form 8-K and in the description of the Compass Credit Agreement included in the Company’s Annual Report on Form 10-K filed with the SEC on December 14, 2018 is incorporated herein by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 30, 2019, the Company entered into a First Amendment to Option Agreement (the “Option Amendment”) that amended the Option Agreement dated March 7, 2017 (the “Option Agreement”) between the Company and F. Julius Smith, III, a Senior Vice President of the Company. Among other things, the Option Amendment:
•adjusts the number of underlying shares and exercise price of the option to account for the 25.2-to-1 split and reclassification of the Company’s common stock that occurred in April 2018;
•reduces the exercise price (as adjusted) for the shares of the Company’s Class B common stock, $0.001 par value, underlying the option;
•makes the option immediately exercisable; and
•provides that the option will expire on the earlier of December 31, 2019 or the occurrence of one of the other expiration events currently set forth in the Option Agreement, such as a termination of Mr. Smith’s services to the Company or a “Change of Control” of the Company (as defined in the Option Agreement).

The foregoing description of the Option Amendment and the Option Agreement is qualified in its entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.7 and 10.8, and incorporated herein by reference.
Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Credit Agreement, dated June 30, 2017, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated and Everett Dykes Grassing Co., Inc., as Borrowers, the financial institutions party thereto from time to time, and Compass Bank, as Agent, Sole Lead Arranger and Sole Bookrunner (incorporated by reference to Exhibit 10.2 of the Company’s Registration Statement on Form S-1 (File No. 333-224174), filed on April 6, 2018).

10.2
Amendment to Credit Agreement, dated June 30, 2017, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, and Everett Dykes Grassing Co., Inc., as Borrowers, Compass Bank, as Agent for Lenders and as a Lender and Issuing Bank, and ServisFirst Bank, as a Lender. (incorporated by reference to Exhibit 10.3 of the Company’s Registration Statement on Form S-1 (File No. 333-224174), filed on April 6, 2018).

10.3
Loan Modification Agreement and Amendment to Loan Documents, dated November 14, 2017, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, and Everett Dykes Grassing Co., Inc., as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, Compass Bank, as Agent for Lenders and as a Lender and Issuing Bank, and ServisFirst Bank, as a Lender (incorporated by reference to Exhibit 10.4 of the Company’s Registration Statement on Form S-1 (File No. 333-224174), filed on April 6, 2018).

10.4
Loan Modification Agreement and Amendment to Loan Documents, dated December 31, 2017, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, and Everett Dykes Grassing Co., Inc., as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, Compass Bank, as Agent for Lenders and as a Lender and Issuing Bank, and ServisFirst Bank, as a Lender (incorporated by reference to Exhibit 10.5 of the Company’s Registration Statement on Form S-1 (File No. 333-224174), filed on April 6, 2018).

10.5
Loan Modification Agreement and Amendment to Loan Documents, dated May 15, 2018, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, Everett Dykes Grassing Co., Inc. and The Scruggs Company, as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, Compass Bank, as Agent for Lenders and as a Lender and Issuing Bank, and ServisFirst Bank, as a Lender (incorporated by reference to Exhibit 10.5 of the Company's Current Report on Form 8-K (File No. 001-38479), filed on May 25, 2018).

10.6*
Loan Modification Agreement and Amendment to Loan Documents, dated August 30, 2019, by and among Construction Partners Holdings, Inc. (f/k/a Construction Partners, Inc.), Wiregrass Construction Company, Inc., Fred Smith Construction, Inc., FSC II, LLC, C.W. Roberts Contracting, Incorporated, Everett Dykes Grassing Co., Inc. and The Scruggs Company, as Borrowers, Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.), as Guarantor, and BBVA USA (f/k/a Compass Bank), as Agent, Lender and Issuing Bank.

10.7 †
Option Agreement, dated March 7, 2017, between Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.) and F. Julius Smith, III (incorporated by reference to Exhibit 10.18 to the Registration Statement on Form S-1 (File No. 333-224174) filed on April 6, 2018).

10.8* †	First Amendment to Option Agreement, dated August 30, 2019, between Construction Partners, Inc. (f/k/a SunTx CPI Growth Company, Inc.) and F. Julius Smith, III.
101.INS*	XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

* Filed herewith.
† Management contract, compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTRUCTION PARTNERS, INC.

Date: August 30, 2019	By:	/s/ Charles E. Owens
Charles E. Owens
President and Chief Executive Officer